                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statements Form S-8 Nos. 333-33640, 333-66723, 333-66731, 333-68125, 333-68619, 333-68623 and
  No. 333-68625 and Form S-3 Nos. 333-79097 and 333-33638 of World Access, Inc.
  of our report, dated December 7, 1999, on the consolidated financial statements of FaciliCom International, Inc. and subsidiaries appearing in this Form 8-K, as amended, of World Access, Inc.


  /s/ Deloitte & Touche LLP

  Pittsburgh, Pennsylvania
  September 7, 2000